                                                                      [SDI LOGO]

PROSPECTUS                       August 15, 2005

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SBL FUND
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                                 |_|  Series C (Money Market Series)
                                 |_|  Series N (Managed Asset Allocation Series)

                                 -----------------------------------------------
                                 The Securities and Exchange  Commission has not
                                 approved or  disapproved  these  securities  or
                                 passed  upon the  accuracy  or adequacy of this
                                 prospectus.  Any representation to the contrary
                                 is a criminal offense.

                                 This  prospectus  should be read in conjunction
                                 with   the   separate   account's    prospectus
                                 describing  the  variable  insurance  contract.
                                 Please read both  prospectuses  and retain them
                                 for future reference.
                                 -----------------------------------------------

APPENDIX A
    Description of Short-Term Instruments..................................   19
    Description of Commercial Paper Ratings................................   19

SERIES' INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment  objective and principal  investment  strategies for each of Series C and Series N of the SBL Fund (the "Fund"). Unless expressly designated  as  "fundamental,"  all  policies  and  procedures  of  the  Series, including  their  investment  objectives,  may be changed by the Fund's Board of
Directors  at any time without  shareholder  approval.  As with any  investment, there  can be no  guarantee  that  the  Series  will  achieve  their  investment objectives.

Series C (Money Market Series)

===================================================
FUND FACTS
---------------------------------------------------
Objective:  As high a level of current income as is
            consistent with preservation of capital
            by investing in money market securities
            with varying maturities

Benchmark:  The  iMoneyNet First Tier Retail  Money
            Funds Average
===================================================

--------------------
INVESTMENT OBJECTIVE
--------------------

Series  C  seeks  as  high a level  of  current  income  as is  consistent  with preservation  of capital by investing in money  market  securities  with varying maturities.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series C  pursues  its  objective  by  investing  in a  diversified  and  liquid portfolio of primarily the highest quality money market  instruments,  which may include  restricted  securities as discussed under "Principal Risks." Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest  credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series.  The Series is subject to certain federal requirements which include the following:

o  Maintain an average dollar-weighted portfolio maturity of 90 days or less
o  Buy individual securities that have remaining maturities of 13 months or less
o  Invest only in high-quality, dollar-denominated, short-term obligations

A Money Market  Instrument is a short-term  debt  instrument  issued by banks or other U.S.  corporations,  or the U.S. government or state or local governments.
Money  market  instruments  have  maturity  dates of 13  months  or less and may include  certificates  of deposit,  bankers'  acceptances,  variable rate demand notes, fixed-term obligations,  commercial paper,  asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted  portfolio maturity within 10 days of the
Series'  benchmark,  the Money Fund Report  published by  iMoneyNet,  Inc.;  (2)
selecting  securities  that  mature at  regular  intervals  over the life of the portfolio;  (3) purchasing only commercial  paper in the top two tiers;  and (4)
constantly evaluating alternative  investment  opportunities for diversification without additional risk.

Series N (Managed Asset Allocation Series)

===================================================
FUND FACTS
---------------------------------------------------
  Objective:  High level of total return
  Benchmark:  S&P 500 Index
Sub-Adviser:  T. Rowe Price Associates, Inc.
===================================================

--------------------
INVESTMENT OBJECTIVE
--------------------

Series N seeks a high level of total return.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Series N pursues its objective by normally  investing  approximately  60% of its total  assets  in  U.S.  and  foreign  common  stocks  and  40% in  fixed-income securities.  The mix may vary over shorter  time periods  where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The  Investment  Manager has engaged T. Rowe Price  Associates,  Inc.  ("T. Rowe
Price") to provide investment  advisory services to the Series as a sub-adviser.
T. Rowe  Price  generally  concentrates  common  stock  investments  in  larger, established  companies but may invest in small- and medium-sized  companies with good growth prospects. The Series' exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the  Series.  Up to 35% of the equity  portion of the Series may be  invested in foreign  (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities...........................................   50-100%
High Yield Securities ("Junk Bonds")..................................     0-30%
Foreign (Non-Dollar-Denominated) High Quality Debt Securities.........     0-30%
Mortgage-Backed Securities............................................     0-30%
Cash Reserves.........................................................     0-20%

Bonds  will be  primarily  investment-grade  and chosen  from  across the entire
government,   corporate  and  mortgage-backed  (including  derivatives  such  as collateralized  mortgage  obligations and stripped  mortgage-backed  securities)
bond  market.  While  maturities  will vary with T. Rowe  Price's view of market conditions,  the dollar-weighted average maturity of the fixed income portion as a whole  (except for cash  reserves) may vary but generally is expected to be in the range of 7-12 years.  Maturities  will reflect T. Rowe  Price's  outlook for interest  rates.  The  Series may also  invest in  foreign  stocks and bonds for diversification.

The  precise  mix of equity  and fixed  income  will  depend on T. Rowe  Price's outlook  for the  markets.  When  deciding  upon  asset  allocations  within the prescribed  limits,  T. Rowe  Price may favor  fixed  income  securities  if the economy is expected to slow  sufficiently to hurt corporate  profit growth.  The opposite may be true when strong  economic  growth is expected.  Shifts  between stocks  and bonds will  normally  be done  gradually  and T. Rowe Price will not attempt to precisely "time" the market.

Under  normal  conditions,  T. Rowe Price will  diversify  the  Series'  foreign investments among at least three different countries.

The Series may use derivative instruments, such as stock index, interest rate or currency  futures  contracts  (or options  thereon)  for hedging  purposes or to provide  an  efficient  means  of  adjusting  the  portfolio's  exposure  to the securities  markets.  The  Series  may  enter  into  foreign  currency  exchange contracts in connection with its foreign  investments.  To the extent the Series uses these derivative  investments,  it will be exposed to additional volatility and potential losses.

The  Series may sell  securities  for a variety  of  reasons,  such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Series' investment  objective,  T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria,  as described  above,  when it  perceives  an unusual  opportunity  for gain.  These special  situations  might  arise when T. Rowe Price  believes a security  could increase in value for a variety of reasons including a change in management,  an extraordinary  corporate  event,  or a temporary  imbalance  in the supply of or demand for the securities.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash reserves,  which may include money market  instruments and repurchase  agreements.  Although  the  Series  would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may also invest up to 25% of its total  assets in Reserve  Investment
Fund,  an  internally  managed  money market fund of T. Rowe Price.  The Reserve
Investment Fund may be used to invest the cash reserves of the Series.

PRINCIPAL RISKS

The following chart  summarizes the principal  risks  applicable to Series C and
Series  N.  However,  the fact  that a  particular  risk is not  indicated  as a principal  risk does not mean that the Series is prohibited  from  investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal  risk for the Series.  For example,  the risk of investing in smaller  companies is not listed as a principal risk for Series N. This does not mean that Series N is prohibited from investing in smaller companies,  only that the risk of smaller  companies is not one of the principal risks associated with
Series N. The  Portfolio  Manager  for the  Series  has  considerable  leeway in choosing investment  strategies and selecting securities that he or she believes will help the Series  achieve its investment  objective.  In seeking to meet its investment objective, the Series' assets may be invested in any type of security or instrument whose investment  characteristics  are consistent with the Series'
investment program.

           ==========================================================
                                                 SERIES C    SERIES N
           ----------------------------------------------------------
           Market Risk                                           o
           ----------------------------------------------------------
           Growth Stocks                                         o
           ----------------------------------------------------------
           Foreign Securities                                    o
           ----------------------------------------------------------
           Equity Derivatives                                    o
           ----------------------------------------------------------
           Leverage                                              o
           ----------------------------------------------------------
           Interest Rate Risk                        o           o
           ----------------------------------------------------------
           Credit Risk                               o           o
           ----------------------------------------------------------
           Prepayment Risk                           o           o
           ----------------------------------------------------------
           Mortgage-Backed Securities                            o
           ----------------------------------------------------------
           Restricted Securities                     o           o
           ----------------------------------------------------------
           High Yield Securities                                 o
           ----------------------------------------------------------
           Investment in Investment Vehicles                     o
           ==========================================================

An  investment  in the Series is not a deposit  of a bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an  investment  in the Series  will go up and down,  which means investors could lose money.

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company  information and political  instability.  The risks may increase in underdeveloped capital markets.

EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio,  to increase returns or to maintain  exposure to a market without buying  individual  securities.  These investments  may pose  risks in  addition  to those  associated  with  investing directly in securities or other investments. These risks may include illiquidity of the equity derivative,  imperfect correlation with underlying  investments or the Series' other portfolio  holdings,  and lack of  availability.  Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce  returns or  increase  volatility.  These  practices  also entail transactional expenses.

LEVERAGE -- The use of  derivatives  may create  leveraging  risk.  For example, because  of the low  margin  deposits  required,  futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Series. Leveraging may cause the Series to be more volatile than if it had not been  leveraged.  To mitigate  leveraging  risk, the
Series  segregates  liquid assets to meet its  obligations  under,  or otherwise covers, the transactions that may give rise to this risk.

INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility  that interest  rates could rise  sharply,  causing the value of the
Series'  securities,  and share  price,  to decline.  Longer term bonds and zero coupon  bonds are  generally  more  sensitive  to  interest  rate  changes  than shorter-term bonds. Generally, the longer the average maturity of the bonds in a
Series,  the more a Series'  share price will  fluctuate in response to interest rate changes. Interest rates currently are at, or near, historic lows.

CREDIT RISK -- It is possible that some issuers of fixed-income  securities will not make  payments  on debt  securities  held by a  Series,  or  there  could be defaults on repurchase  agreements held by a Series.  The risk may be especially acute with respect to high yield  securities  (I.E.,  "junk  bonds").  Also,  an issuer may suffer  adverse  changes in financial  condition that could lower the credit quality of a security,  leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

PREPAYMENT  RISK -- The  issuers of  securities  held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest  rates.  Securities  subject to prepayment  risk  generally  offer less potential  for  gains  when  interest  rates  decline,  and may  offer a greater potential for loss when interest rates rise. In addition,  rising interest rates may  cause  prepayments  to  occur  at a  slower  than  expected  rate,  thereby effectively  lengthening  the  maturity of the  security and making the security more  sensitive to interest  rate  changes.  Prepayment  risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans and debt  securities  allow for prepayment of principal without  penalty.  Accordingly,  the  potential for the value of a floating rate loan or security to increase in response to interest  rate  declines is limited.
Corporate loans or securities  purchased to replace a prepaid  corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

MORTGAGE-BACKED   SECURITIES  --  A  Series  that  invests  in   mortgage-backed
securities  will  receive  payments  that are part  interest  and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans.  When a homeowner makes a prepayment,  the Series receives a larger portion  of its  principal  investment  back,  which  means that there will be a decrease in monthly interest payments. Some mortgage-backed  securities may have structures  that make  their  reaction  to  interest  rates  and  other  factors difficult to predict, making their prices very volatile.

Home  mortgage  loans are typically  grouped  together into "pools" by banks and other  lending  institutions,  and  interests  in these  pools  are then sold to investors,  allowing the bank or other  lending  institution  to have more money available to loan to home buyers.  When  homeowners  make interest and principal payments,  these  payments are passed on to the  investors in the pool.  Most of these  pools  are  guaranteed  by  U.S.  government  agencies  or by  government sponsored  private  corporations-familiarly  called "Ginnie Maes," "Fannie Maes"
and "Freddie Macs."

RESTRICTED  SECURITIES  --  Restricted  securities  cannot be sold to the public without  registration  under the  Securities  Act of 1933 ("1933  Act").  Unless registered  for  sale,  restricted  securities  can be sold  only  in  privately
negotiated   transactions  or  pursuant  to  an  exemption  from   registration.
Restricted securities may be considered illiquid and, therefore,  subject to the
Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial  risk,  which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by a Series.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance with Rule 144A under the 1933 Act. Rule 144A
permits  the  resale  to  "qualified   institutional   buyers"  of   "restricted
securities"  that, when issued,  were not of the same class as securities listed on a  U.S.  securities  exchange  or  quoted  in  the  National  Association  of
Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of  increasing  the  amount  of a Series'  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES -- Higher yielding,  high risk debt securities may present additional  risk because  these  securities  may be less liquid and present more credit risk than  investment  grade  bonds.  The price of high yield  securities tends to be more susceptible to  issuer-specific  operating  results and outlook and to real or perceived adverse economic and competitive industry conditions.

INVESTMENT IN INVESTMENT  COMPANIES -- Investment in other investment  companies or investment vehicles may include index-based  investments such as SPDRs (based on the S&P 500 Index),  MidCap SPDRs (based on the S&P MidCap 400 Index), Select
Sector SPDRs (based on sectors or industries  of the S&P 500 Index),  Nasdaq-100
Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the
Dow Jones  Industrial  Average).  Such  index-based  investments  are securities issued by an investment  company or investment vehicle whose shares are intended to closely track the performance of the applicable index. To the extent a Series invests in other investment companies or investment vehicles,  it will incur its
PRO RATA share of the underlying  investment  companies' or investment vehicles'
expenses,  such as  investment  advisory  and  other  management  expenses,  and shareholders  will be required to pay the operating  expenses of two  investment companies or investment  vehicles.  In addition, a Series will be subject to the effects of  business  and  regulatory  developments  that  affect an  underlying investment  company or investment  vehicle or the  investment  company  industry generally.

ADDITIONAL  INFORMATION  -- For more  information  about the Series'  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus and the Statement of Additional Information.

PORTFOLIO HOLDINGS

A description of the Series' Funds'  policies and procedures with respect to the disclosure of the Series'  underlying  portfolio  securities is available in the
Series'  Statement  of  Additional  information  ("SAI")  and on its  website at
www.securitybenefit.com.  In  addition,  investors  should  note that the Series publish a complete  list of their  month-end  portfolio  holdings on its website generally  within one to two days  after the end of each  calendar  month.  Such information will remain online for 4 months.

PAST PERFORMANCE

The charts and tables on the following page provide some indication of the risks of investing in the Series by showing changes in each Series'  performance  from year to year and by showing how the Series'  average  annual total  returns have compared  to those of broad  measures  of market  performance.  The  performance figures on the following pages do not reflect fees and expenses  associated with an investment in variable  insurance products through which shares of the Series are purchased  and, if such fees and expenses were  reflected,  the  performance figures  would be lower.  Shares of the Series are  available  only  through the purchase of such products.  As with all mutual funds,  past performance is not a prediction of future results.

Series C (Money Market Series)

=========================================
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-2004)
-----------------------------------------
HIGHEST QUARTER
ended September 30, 2000            1.62%

LOWEST QUARTER
ended September 30, 2003            0.07%
=========================================

                      [BAR GRAPH PLOTTED FROM TABLE BELOW]

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 5.41%   5.07%   5.18%   5.14%   4.63%   5.99%   3.75%   1.20%   0.55%   0.72%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2004)
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Series C(1)                                       0.72%      2.42%        3.75%
--------------------------------------------------------------------------------
1  The Series' seven-day yield for the period ended December 31, 2004 was 1.66%.
================================================================================

Series N (Managed Asset Allocation Series)

=========================================
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1996-2004)
-----------------------------------------
HIGHEST QUARTER
ended June 30, 2003                12.29%

LOWEST QUARTER
ended September 30, 2002          -10.20%
=========================================

                      [BAR GRAPH PLOTTED FROM TABLE BELOW]

  1996     1997     1998    1999     2000     2001     2002     2003     2004
  ----     ----     ----    ----     ----     ----     ----     ----     ----
 12.80%   18.43%   18.43%   9.74%   -0.90%   -5.08%   -9.63%   23.90%   10.72%

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2004)
--------------------------------------------------------------------------------
                                                                      SINCE
                                             1 YEAR     5 YEARS     INCEPTION(1)
--------------------------------------------------------------------------------
Series N                                     10.72%      3.12%         8.43%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
  for fees, expenses or taxes)(2)            10.88%     -2.30%        10.75%
--------------------------------------------------------------------------------
Blended Index (reflects no deduction
  for fees, expenses or taxes)(3)             8.26%      1.70%         9.20%
--------------------------------------------------------------------------------
1  For the period  beginning  June 1, 1995 (date of  inception)  to December 31,
   2004.

2  The S&P 500 Index is a capitalization-weighted index composed of 500 selected common  stocks  that  represent  the broad  domestic  economy and is a widely recognized unmanaged index of market performance.

3  The Blended Index consists of 60% S&P 500 and 40% Lehman  Brothers  Aggregate
   Bond Index.  The Lehman  Brothers  Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed,  commercial mortgage backed and mortgage backed securities and Yankee issues.
================================================================================

FEES AND EXPENSES OF THE SERIES

-------------------------
ANNUAL OPERATING EXPENSES
-------------------------

The table below reflects expenses that are deducted from the Series' assets. The table  below does not reflect the fees and  expenses of the  variable  insurance products  through  which  shares of the Series are  purchased.  If such fees and expenses were reflected, the overall expenses would be higher.

            ========================================================
            SERIES C (MONEY MARKET)
            --------------------------------------------------------
            Advisory fee....................................   0.50%
            Other expenses..................................   0.15%
            TOTAL ANNUAL OPERATING EXPENSES.................   0.65%
            --------------------------------------------------------
            SERIES N (MANAGED ASSET ALLOCATION)
            --------------------------------------------------------
            Advisory fee....................................   1.00%
            Other expenses..................................   0.39%
            TOTAL ANNUAL OPERATING EXPENSES.................   1.39%
            ========================================================

EXAMPLE -- This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate  account or insurance  contract  fees and  charges,  which if reflected would increase expenses.

The example  assumes  that you invest  $10,000 in a Series for the time  periods indicated  and redeemed  your shares at the end of each period.  It also assumes that your  investment  has a 5% return each year and that the Series'  operating expenses  remain the same.  Although  your actual  costs may be higher or lower, based on these assumptions your costs would be as follows:

================================================================================
                                                 1        3        5        10
                                                YEAR    YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
Series C (Money Market)                         $ 66    $208     $362     $  810
Series N (Managed Asset Allocation)             $142    $440     $761     $1,669
================================================================================

INVESTMENT MANAGER

Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636,  serves as investment  adviser to the Series.  On December 31, 2004,  the aggregate  assets of all of the mutual funds under the investment  management of the Investment Manager were approximately $11.2 billion.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise  indicated.  For
Series  for which  the  Investment  Manager  has  retained  a  sub-adviser,  the
Investment  Manager,   and  not  the  Series,  is  responsible  for  payment  of
sub-advisory fees.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of a Series to a  specified  level.  The  Investment
Manager  also  may  reimburse  expenses  of a Series  from  time to time to help maintain competitive expense ratios. These arrangements are voluntary,  in which case they may be terminated at any time.

                       =================================
                       MANAGEMENT FEES (expressed as a
                       percentage of average net assets)
                       ---------------------------------
                       Series C.................   0.50%
                       Series N.................   1.00%
                       =================================

SUB-ADVISERS

The Investment Manager and the Series have received from the U.S. Securities and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive  information about the new sub-adviser within 90 days of the change. The
order  allows  the  Series  to  operate  more   efficiently   and  with  greater
flexibility.  The  Investment  Manager  provides  the  following  oversight  and evaluation services to those Series which use a sub-adviser:

o  Performing initial due diligence on prospective sub-advisers for the Series

o  Monitoring the performance of the sub-advisers

o  Communicating performance expectations to the sub-advisers

o  Ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the  sub-advisers,  there is no certainty  that any  sub-adviser  or Series will obtain favorable results at any given time.

The  Investment  Manager has engaged T. Rowe Price  Associates,  Inc.,  100 East
Pratt Street, Baltimore,  Maryland 21202 to provide investment advisory services to Series N. T. Rowe Price is a wholly-owned  subsidiary of T. Rowe Price Group,
Inc., a publicly-traded financial services holding company for the T. Rowe Price affiliated  companies.  T. Rowe Price was founded in 1937.  As of  December  31,
2004, T. Rowe Price and its affiliates managed  approximately  $235.2 billion in investments for individual and institutional accounts.

A  discussion  regarding  the  basis of the  Board of  Directors  approving  any investment  advisory  contract  or  sub-advisory  contract of the Series will be available in the Series' semi-annual report for fiscal half-year ending June 30,
2005.

PORTFOLIO  MANAGERS  -- The  Portfolio  Managers  of T. Rowe Price  oversee  the day-to-day operations of Series N:

---------------------------------
            SERIES N
(MANAGED ASSET ALLOCATION SERIES)
---------------------------------

Series N has an investment advisory committee that has day-to-day responsibility for managing the Series and  developing  and  executing  the Series'  investment program.

EDMUND M. "NED" NOTZON,  III, Ph.D., CFA is chairman of the investment  advisory committee and is responsible  for  implementing  and monitoring the  portfolio's overall  investment  strategy,  as well  as the  allocation  of the  portfolio's assets.  Mr. Notzon is a Vice President of T. Rowe Price and a Senior  Portfolio
Manager  in the firm's  Fixed  Income  Group.  Prior to joining T. Rowe Price in
1989,  he was a charter  member of the U.S.  Senior  Executive  Service  and the
Director  of the  Analysis  and  Evaluation  Division  in the  Office  of  Water
Regulations and Standards of the U.S. Environmental Protection Agency.

E.  FREDERICK  BAIR,  CFA,  CPA,  is a Vice  President  of T.  Rowe  Price and a
Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is
responsible for the Series' U.S. small cap equity investments.  Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

RAYMOND A. MILLS,  Ph.D.,  CFA is a Vice  President of T. Rowe Price and T. Rowe
Price International.  He is responsible for making recommendations regarding the
Series'  foreign  equity  holdings.  Prior to joining  the firm in 1997 he was a
Principal  Systems  Engineer on large space  systems with The Analytic  Sciences
Corporation.

DANIEL O. SHACKELFORD, CFA, is a Vice President of T. Rowe Price and chairman of the  firm's  Fixed  Income  Strategy  Committee.  He is  responsible  for making recommendations  regarding the Series' investment grade bond investments.  Prior to joining the firm in 1999,  Dan was the principal and head of fixed income for
Investment Counselors of Maryland.

The  Series'  U.S.  large  cap  equity  investments  are  selected  based  on  a research-driven strategy utilizing the investment  recommendations of a group of the firm's equity research analysts.

WILLIAM J. STROMBERG,  CFA, Director of Equity Research of T. Rowe Price, is the
Chairman of the Investment  Advisory Committee  responsible for implementing the investment  strategy.  Prior to joining the firm in 1987, Bill was employed as a
Systems Engineer for the Westinghouse Defense and Electronics Center.

MARK J. VASELKIV,  a Vice President of T. Rowe Price and a Portfolio  Manager in
the Fixed Income  Group,  heading  taxable  high-yield  bond  management.  He is responsible for the Series' investments in high-yield debt securities.  Prior to joining the firm in 1988;  Mark was a Vice President  specializing in high-yield debt for Shenkman Capital Management,  and a Private Placement Credit Analyst at
Prudential Insurance Company.

MORE  INFORMATION  ABOUT  PORTFOLIO  MANAGERS  -- The  Statement  of  Additional
Information  provides  additional  information  about each  portfolio  manager's compensation, other accounts managed, and ownership of shares of the Series.

PURCHASE AND REDEMPTION OF SHARES

Security  Benefit  Life  Insurance  Company and its  affiliated  life  insurance company  purchase  shares of the Series for their variable  annuity and variable life  insurance  separate  accounts.  The  companies  buy and sell shares of the
Series at the net asset value per share (NAV) next determined  after receipt and acceptance  of an order to buy or  receipt  of an  order  to sell.  Each  Series reserves  the right to reject or refuse,  in its  discretion,  any order for the purchase  of its  shares,  in whole or in part.  The  Series'  NAV is  generally calculated  as of the close of trading on every day the New York Stock  Exchange
(NYSE) is open (usually 3:00 p.m. Central Time).

The Fund may suspend the right of  redemption  during any period when trading on the  NYSE is  restricted  or the NYSE is  closed  for  other  than  weekends  or holidays,  or any  emergency is deemed to exist by the  Securities  and Exchange
Commission.  To the extent  authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Fund intends to pay  redemption  proceeds in cash;  however,  under  unusual conditions  that make  payment  in cash  disadvantageous  to the Fund,  the Fund reserves  the right to pay all, or part,  of the  redemption  proceeds in liquid securities  with a market value equal to the redemption  price  ("redemption  in kind").  In the event of a  redemption  in kind of portfolio  securities  of the
Fund,  it would be the  responsibility  of the  shareholder  to  dispose  of the securities.  The  shareholder  would be at risk that the value of the securities would  decline  prior to their  sale,  that it  would be  difficult  to sell the securities, and that brokerage fees could be incurred.

REVENUE  SHARING -- SBL and/or its  affiliates may  participate in  arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund's  shareholders,  financial  representatives who sell SBL's variable annuity products that invest in the SBL Fund. The compensation received by such  financial  representatives  via these payments may be more or less than the overall  compensation  received by the intermediaries in connection with the sale of other  investment  products and may  influence  the products  offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

MARKET  TIMING/SHORT-TERM  TRADING -- Some  investors try to profit from various short-term or frequent trading  strategies known as market timing;  for example, transferring  money into mutual funds when they expect prices to rise and taking money out when they expect  prices to fall, or  transferring  from one Series to another  and  then  back  again  after a short  period  of  time.  As  money  is transferred  in and  out,  a Series  incurs  expenses  for  buying  and  selling securities.  Excessive  purchases,  redemptions or exchanges of a Series' shares disrupt portfolio management,  hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not  generate  these  costs.  Investors  may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap  issuers),  and/or securities such as certain high yield  securities  that do not  routinely  have  readily  available market quotations.

The Board of Directors has adopted policies and procedures against market timing and the Series  discourage  market timing or excessive  trading.  If you wish to engage in such  practices,  we request that you do not purchase shares of either
Series. Each Series reserves the right to reject any request to purchase shares, including  purchases  in  connection  with  an  exchange  transaction,  that  it reasonably  determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an  omnibus  basis may be  rejected  in whole or in part by a Series.
Transactions  accepted  by an  insurance  company  in  violation  of the  market timing/short-term trading policies and procedures are not deemed accepted by the
Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies  and  procedures  of the Series are intended to restrict  transfers that are  disruptive  to the  Series  or  potentially  disadvantageous  to other shareholders.  Although the Series have adopted  policies  and  procedures,  the
Series are dependant  upon  insurance  companies  offering the Series' shares to implement the policies and  procedures to its contract  owners  investing in the
Series.  When  considering  if certain  restrictions  or  limitations  should be applied to shareholder  transactions,  the Series'  policies and procedures take into account, among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers made within the previous 12 months;

o  transfers to and from (or from and to) the same Series;

o  whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o  whether a shareholder's  transfers  appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's  transfer patterns among the Series are disruptive or potentially  disadvantageous  to other  shareholders,  the Series'
policies and procedures  require the insurance  company to send the  shareholder
(the insurance company's contract owner) a letter notifying the shareholder that the insurance  company is  prohibiting  the  shareholder  from making  telephone
transfers  or  other  electronic   transfers  and  instead  requiring  that  the
shareholder  submit  transfer  requests in writing via regular  U.S.  mail for a
90-day period that begins on the date of the letter. In addition,  the insurance company will require that a shareholder  submit subsequent  transfer requests in writing via regular U.S.  mail for a 90-day period after the  shareholder  makes four "round trip  transfers"  during any prior  12-month  period.  A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer  to that  Series or (2) to a Series  followed  by a transfer  from that
Series,  although the Fund  reserves  the right to consider  transfers in lesser amounts to constitute round trips.

In their sole discretion,  the Series may revise their market timing  procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for  monitoring  market timing and other  harmful  trading
(including,  without  limitation,   imposing  dollar  or  percentage  limits  on
transfers).  For  purposes of applying  the  criteria  used to detect  potential market timing and other  potentially  harmful  trading  activity,  the insurance company  on behalf of the  Series may  aggregate  transfers  made in two or more variable  insurance  contracts that the insurance company believes are connected
(for example,  two contracts with the same owner, or owned by spouses,  or owned by different partnerships or corporations that are under common control, etc.).

The Series'  policies  and  procedures  do not require  insurance  companies  to include transfers made pursuant to dollar cost averaging and asset  reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities.  In addition,  the terms of an insurance  company's  variable  insurance  contract may also limit the insurance company's  ability  to  restrict  or deter  harmful  trading.  Furthermore,  the identification  of  contract  owners  determined  to engage in  harmful  trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential  market timer,  but the Series do require  insurance  companies to apply the policies and procedures adopted by the Board  consistently  to all their contract owners without special arrangement, waiver, or exception.

Because the Series cannot  guarantee that all harmful  trading  activity will be detected, and because the cooperation of insurance companies and other financial intermediaries  cannot be assured,  shareholders  bear the risks associated with
such  activity,   including  potential   disruption  of  portfolio   management,
potentially  lower  performance,  and higher  expenses.  Due to the risk that an insurance  company  implementing  the policies and procedures may not detect all
harmful  trading   activity,   it  is  possible  that  some   shareholders   may
inadvertently be treated  differently than shareholders who are not permitted to engage in harmful trading  activity.  Those  shareholders  that do not engage in harmful trading  activity  nonetheless  will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders  dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually.  Such dividends and  distributions  will be  reinvested  in  additional  shares of the
Series.

Each  Series  intends  to  qualify  and to elect  to be  taxed  as a  "regulated investment company" under the provisions of Subchapter M of the Internal Revenue
Code  of  1986,  as  amended  (Code).  If a  Series  qualifies  as a  "regulated investment  company" and complies with the  appropriate  provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be  purchased  by the  separate  accounts of Security
Benefit Life Insurance Company or an affiliated life insurance company. In order to comply with  diversification  regulations  applicable to the segregated asset accounts of insurance  companies,  each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total  investments is represented  by any one  investment,  no more than 70% is represented by any two investments,  no more than 80% is represented by any  three  investments,  and no more  than  90% is  represented  by any four investments.  For this purpose, securities of a single issuer are treated as one investment and each U.S.  Government agency or  instrumentality  is treated as a separate issuer. Any security issued,  guaranteed,  or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S.  Government is treated as a security  issued by the U.S.  Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement,  income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable,  most likely in the year of the failure to achieve the required diversification.  Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only  indirectly  through the purchase of a variable  annuity or variable life  insurance  contract  issued by Security
Benefit Life Insurance  Company or its affiliated  life  insurance  company,  no discussion is included  here as to the federal  income tax  consequences  at the
Series  shareholder  level.  For  information  concerning the federal income tax consequences  to you as the  purchaser  of a variable  annuity or variable  life insurance  contract  based on a Series,  see the  prospectus  for such  variable annuity or variable  life  insurance  contract.  See the Statement of Additional
Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular  trading  hours on the NYSE  (normally  3 p.m.  Central  time) on days  when the NYSE is open.  The
Exchange is open Monday through  Friday,  except on observation of the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor  Day,  Thanksgiving  Day  and
Christmas Day.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets on  weekends  or other days when the Series  does not price its shares.  Therefore,  the NAV of Series holding foreign  securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio  securities  and other  investments  are  valued at market  value when market  quotations  are  readily  available.  Securities  traded  on a  domestic securities  exchange  are valued at the last sale price on that  exchange on the day the valuation is made, provided,  however,  that securities listed on Nasdaq will be valued at the Nasdaq Official  Closing Price,  which may not necessarily represent  the last sale price.  If no sale is  reported,  the last  current bid price is used. Securities traded over-the-counter are valued at the last current bid  price.  Market  quotations  for  securities  prices  may be  obtained  from automated  pricing  services.  Investments in securities  maturing in 60 days or less may be valued at amortized cost.

When a market  quotation  for a security  is not  readily  available  (which may include  closing  prices deemed to be unreliable  because of the occurrence of a subsequent event),  the Investment  Manager,  in good faith,  establishes a fair value for the security in accordance with the Funds' valuation  procedures.  The types of securities  for which such fair value pricing may be required  include, but are not limited to:  foreign  securities,  where a significant  event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE,  that is likely to have  changed  the value of such security,  or the closing value is otherwise deemed unreliable;  securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended;  fixed-income  securities  that have gone into default and for which there is no current market value  quotation;  and securities  that are restricted as to transfer or resale.

Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing  securities that have readily  available market  quotations.  Fair value determinations  can also involve  reliance on quantitative  models employed by a fair value pricing service.  The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately  reflecting the current value of each Series'  portfolio  holdings in the Series' net asset value per share. There can be no assurance that the Series could  obtain  the fair  value  assigned  to a  security  if it were to sell the security at approximately  the time at which the Series determines its net asset value per share.

For further  information  about valuation of  investments,  see the Statement of
Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their  respective  portfolios  and the various  kinds of  management practices that may be used in the  portfolios.  The Series'  holdings of certain types of  investments  cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.
While  the  percentage  limitations  provide a useful  level of  detail  about a
Series'  investment  program,  they should not be viewed as an accurate gauge of the potential  risk of the  investment.  For example,  in a given  period,  a 5%
investment in futures contracts could have  significantly more of an impact on a
Series'  share price than its  weighting in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the  performance  of the Series'  other  investments.  The
Portfolio Managers have considerable  leeway in choosing  investment  strategies and selecting  securities they believe will help a Series achieve its objective.
In seeking to meet its investment objective,  a Series may invest in any type of security or instrument whose investment  characteristics are consistent with the
Series' investment program.  Investors should be aware that the investments made by a Series  and the  results  achieved  by a Series at any  given  time are not expected  to be the same as those  made by other  mutual  funds  for  which  the
Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The following  pages  describe some of the  investments  that may be made by the
Series, as well as some of the management practices of the Series.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic  investments,  which means a Series may at times be unable to sell its foreign  investments  at  desirable  prices.  For the same reason,  a  Series  may  at  times  find  it  difficult  to  value  its  foreign investments.  Brokerage  commissions  and other  fees are  generally  higher for foreign investments than for domestic investments.  The procedures and rules for settling foreign  transactions  may also involve delays in payment,  delivery or recovery  of money or  investments.  Foreign  withholding  taxes may  reduce the amount of income available to distribute to shareholders of the Series. Series N may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign  investments are typically increased  in less  developed  and  developing  countries,  which are  sometimes referred to as emerging markets. For example,  political and economic structures in  these  countries  may be young  and  developing  rapidly,  which  can  cause instability.  These  countries are also more likely to experience high levels of inflation,  deflation or currency devaluation,  which could hurt their economies and securities  markets.  For these and other  reasons,  investments in emerging markets  are often  considered  speculative.  Series N may  invest  in  emerging markets.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies. Series N may invest in small or medium-sized companies.

CONVERTIBLE  SECURITIES AND WARRANTS -- Series N may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED  SECURITIES  -- An underlying  pool of assets,  such as credit card receivables,  automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap  obligation,  which is used to change the cash flows  on the  underlying  assets.  As an  example,  a swap may be used to allow floating rate assets to back a fixed rate  obligation.  Credit  quality  depends primarily on the quality of the underlying  assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (I.E. loans) are subject to prepayments, which can shorten the securities'  weighted  average life and may lower their return.  The value of these securities also may change because of actual or perceived changes in the  creditworthiness  of the originator,  the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED   SECURITIES   --  Series  N  may   invest   in  a  variety   of
mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar  characteristics  to  back a  certificate  or  bond,  which  is  sold to investors such as the Series.  Interest and principal  payments generated by the underlying  mortgages  are passed  through to the  investors.  The three largest issuers of these  securities are the Government  National  Mortgage  Association
(GNMA), the Federal National Mortgage  Association  (Fannie Mae) and the Federal
Home Loan Mortgage  Corporation  (Freddie Mac). GNMA  certificates are backed by the full faith and credit of the U.S.  Government,  while others, such as Fannie
Mae and Freddie Mac  certificates,  are only  supported by the ability to borrow from the U.S.  Treasury or supported  only by the credit of the agency.  Private mortgage bankers and other institutions also issue  mortgage-backed  securities.
Mortgage-backed  securities are subject to scheduled and  unscheduled  principal payments as homeowners pay down or prepay their mortgages. As these payments are received,  they must be reinvested  when  interest  rates may be higher or lower than on the original mortgage security.  Therefore,  these securities are not an effective  means of locking in  long-term  interest  rates.  In  addition,  when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par),  causing a loss for any investor who may have  purchased  the security at a price above par. In such an  environment, this risk limits the potential price  appreciation  of these  securities and can negatively  affect a Series' net asset  value.  When rates  rise,  the prices of mortgage-backed  securities  can be expected to decline,  although  historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional  mortgage-backed  securities  in which  Series N may  invest  include
COLLATERALIZED  MORTGAGE  OBLIGATIONS  (CMOs) and stripped mortgage  securities.
CMOs are debt  securities  that  are  fully  collateralized  by a  portfolio  of mortgages or  mortgage-backed  securities.  All interest and principal  payments from the underlying mortgages are passed through to the CMOs in such a way as to create,  in most  cases,  more  definite  maturities  than is the case  with the underlying  mortgages.  CMOs may pay fixed or variable  rates of  interest,  and certain  CMOs  have  priority  over  others  with  respect  to  the  receipt  of prepayments.  Stripped  mortgage  securities  (a type of  potentially  high-risk derivative)  are created by  separating  the  interest  and  principal  payments generated by a pool of mortgage-backed  securities or a CMO to create additional classes of  securities.  Generally,  one class  receives only interest  payments
(IOs)  and  another  receives  principal  payments  (POs).   Unlike  with  other
mortgage-backed  securities  and POs, the value of IOs tends to move in the same direction as interest  rates.  The Series can use IOs as a hedge against falling prepayment  rates (interest rates are rising) and/or a bear market  environment.
POs can be used as a hedge against rising  prepayment  rates (interest rates are falling) and/or a bull market environment.  IOs and POs are acutely sensitive to interest  rate  changes  and to the rate of  principal  prepayments.  A rapid or unexpected  increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs.
These  securities  are very volatile in price and may have lower  liquidity than most  other  mortgage-backed  securities.  Certain  non-stripped  CMOs  may also exhibit these  qualities,  especially  those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition,  if interest  rates rise rapidly and  prepayment  rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee Series
N's  investment in CMOs,  IOs, or POs will be  successful,  and its total return could be adversely affected as a result.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager or relevant  Sub-Adviser's credit analysis. A real or perceived economic downturn  or higher  interest  rates could  cause a decline in  high-yield  bond prices by  lessening  the  ability  of issuers to make  principal  and  interest payments.  These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition,  the entire  junk bond  market can  experience  sudden and sharp price swings due to a variety of factors,  including  changes in  economic  forecasts,
stock  market  activity,   large  or  sustained  sales  by  major  investors,  a
high-profile default, or just a change in the market's psychology.  This type of volatility  is usually  associated  more with stocks  than bonds,  but junk bond investors  should  be  prepared  for it.  Series  N may  invest  in  high  yield securities.

HARD ASSET SECURITIES -- Hard Asset Securities are equity  securities of issuers which  are  directly  or  indirectly  engaged  to a  significant  extent  in the exploration,  development  or  distribution  of one or  more  of the  following:
precious metals;  ferrous and non-ferrous metals; gas, petroleum,  petrochemical and/or other  commodities  (collectively,  "Hard  Assets").  The  production and marketing of Hard Assets may be affected by actions and changes in  governments.
In addition,  Hard Asset securities may be cyclical in nature. During periods of economic or financial  instability,  the securities of some Hard Asset companies may be subject to broad price fluctuations,  reflecting the volatility of energy and basic  materials  prices and the possible  instability  of supply of various
Hard Assets.  In addition,  some Hard Asset companies also may be subject to the risks generally  associated with  extraction of natural  resources,  such as the risks of mining and oil drilling,  and the risks of the hazard  associated  with natural resources, such as fire, drought, increased regulatory and environmental costs,  and  others.  Securities  of Hard Asset  companies  may also  experience greater price  fluctuations  than the relevant Hard Asset.  In periods of rising
Hard Asset prices,  such securities may rise at a faster rate, and,  conversely, in times of falling  Hard Asset  prices,  such  securities  may suffer a greater price decline. Series N may invest in hard asset securities.

GUARANTEED  INVESTMENT  CONTRACTS  ("GICS") -- When  investing in GICs, a Series makes cash  contributions  to a deposit fund of an insurance  company's  general account.  The insurance company then credits guaranteed  interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain  minimum rate. The insurance  company may assess periodic charges  against a GIC for expenses and service  costs  allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite  ratings by one or more nationally recognized statistical ratings  organizations.  Because a Series may not receive the principal  amount of a GIC from the  insurance  company on 7 days' notice or less,  the GIC is  considered an illiquid  investment.  In  determining  average portfolio  maturity,  GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES  AND  OPTIONS  -- A Series may  utilize  futures  contracts,  options on futures and may purchase  call and put options and write call and put options on a "covered"  basis.  A call option is  "covered"  if a Series owns the  security underlying  the call or has an absolute  right to acquire the  security  without additional cash consideration (or, if additional cash consideration is required, cash or cash  equivalents  in  such  amount  as are  segregated  by the  Series'
custodian).  Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an  agreed-upon  price.  Options  (another type of  potentially high-risk  derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined  price in the future.  A Series which invests in non-dollar  denominated foreign securities may also engage in forward foreign  currency  transactions.  The instruments  listed above may be bought or sold for any number of  reasons,  including:  to manage  exposure  to changes in securities  prices and  foreign  currencies,  to manage  exposure  to changes in interest  rates,  and bond prices;  as an efficient  means of adjusting  overall exposure  to certain  markets;  in an effort to enhance  income;  to protect the value  of  portfolio  securities;  and to  adjust  portfolio  duration.  Futures contracts and options may not always be successful  hedges;  their prices can be highly  volatile.  Using  them  could  lower a  Series'  total  return,  and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. Series N may invest in futures and options.

HYBRID  INSTRUMENTS -- Certain hybrid  instruments  (which are  derivatives) can combine the characteristics of securities, futures and options. For example, the principal  amount,  redemption  or  conservation  terms of a  security  could be related to the market price of some commodity, currency or securities index. The risks of such  investments  would  reflect  the risks of  investing  in futures, options and securities,  including  volatility and illiquidity.  Such securities may bear interest or pay dividends at below market (or even relatively  nominal)
rates.  Under certain  conditions,  the  redemption  value of such an investment could be zero.  Hybrids can have volatile prices and limited liquidity and their use  by a  Series  may  not  be  successful.  Series  N  may  invest  in  hybrid instruments.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (I.E. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities  the Series  anticipates  purchasing at a later date. To the extent a Series enters into these types of transactions,  it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay.  Interest  rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the  party  selling  the cap to the  extent  that a  specified  index  exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the  floor  to  the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values. Series N may invest in swaps, caps, floors and collars.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued",  "forward  commitment" or "delayed delivery" securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When a Series  purchases  securities  on this  basis,  there is a risk  that the securities  may not be  delivered  and that the  Series  may incur a loss.  Each
Series may purchase or sell securities on a when issued,  forward  commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic,  and for certain Series,  foreign money market instruments as well as certificates of deposit,  bank  demand  accounts  and  repurchase  agreements.  The  Series  may
establish  and  maintain   reserves  as  the  Investment   Manager  or  relevant
Sub-Adviser  believes is  advisable  to  facilitate  the Series' cash flow needs
(E.G.,  redemptions,  expenses and,  purchases of portfolio  securities)  or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- Other than as noted below for Series N, a
Series'  investment  in  shares  of other  investment  vehicles  may not  exceed immediately  after  purchase 10% of the Series' total assets and no more than 5%
of its total assets may be invested in the shares of any one investment company.
Investment  in the  shares  of  other  investment  vehicles  has the  effect  of requiring  shareholders to pay the operating  expenses of two mutual funds. Each
Series  may  invest in the  shares of other  investment  vehicles.  Series N may invest up to 25% of its assets in shares of the T. Rowe Price Reserve Investment
Fund, an internally managed money market fund at T. Rowe Price.

BORROWING  -- While the  Series  have no  present  intention  of  borrowing  for investment  purposes,  the Series may borrow up to one-third of total assets for purposes of investment.  Borrowings may be collateralized with Series assets. To the  extent  that  a  Series  purchases  securities  while  it  has  outstanding borrowings,  it may be deemed to be using leverage,  I.E.,  using borrowed funds for investment.  Leveraging will exaggerate the effect on net asset value of any increase  or  decrease  in the  market  value of the  Series'  portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered  by  appreciation  of the  securities  purchased;  in  certain  cases, interest  costs may exceed the return  received on the securities  purchased.  A
Series also may be required to maintain  minimum average  balances in connection with such  borrowing or to pay a  commitment  or other fee to maintain a line of credit;  either of these  requirements would increase the cost of borrowing over the stated interest rate.

PORTFOLIO  TURNOVER  --  Although  the  Series  will  not  generally  trade  for short-term  profits,  circumstances  may  warrant a sale  without  regard to the length  of  time  a  security  was  held.  A high  turnover  rate  may  increase transaction costs.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to  obtain  additional  information,  you may write to SBL  Fund,  One  Security
Benefit  Place,   Topeka,   Kansas   66636-0001,   or  call  (785)  438-3000  or
1-800-888-2461.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand the Series'
financial  performance during the past five years.  Certain information reflects financial  results for a single  Series  share.  The total  returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series  assuming  reinvestment  of all dividends and  distributions.  The total returns do not reflect fees and expenses  associated with an investment in variable  insurance  products  through  which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower.
This  information  has been derived  from  financial  statements  that have been audited  by Ernst & Young LLP,  whose  report,  along with the Fund's  financial statements, is included in its annual report, which is available upon request.

================================================================================
SERIES C (MONEY MARKET SERIES)
--------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED DECEMBER 31
                              --------------------------------------------------
                               2004      2003       2002       2001       2000
                               ----      ----       ----       ----       ----
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD......   $11.79    $11.82     $12.20     $12.69     $12.04

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income (loss)............     0.11      0.09       0.16       0.54       0.80
Net gain (loss)
  on securities
  (realized & unrealized)..    (0.02)    (0.02)     (0.02)     (0.09)     (0.08)
                               -----     -----      -----      -----      ------
Total from investment
  operations...............     0.09      0.07       0.14       0.45       0.72

LESS DISTRIBUTIONS:
Dividends (from net
  investment income).......    (0.01)    (0.10)     (0.52)     (0.94)     (0.07)
Distributions
  (from capital gains).....      ---       ---        ---        ---        ---
                               -----     -----      -----      -----      -----
Total distributions........    (0.01)    (0.10)     (0.52)     (0.94)     (0.07)
                               -----     -----      -----      -----      -----
NET ASSET VALUE
  END OF PERIOD............   $11.87    $11.79     $11.82     $12.20     $12.69
                               =====     =====      =====      =====      =====
TOTAL RETURN (A)...........     0.72%     0.55%      1.20%      3.75%      5.99%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands).......   $66,084   $86,458   $117,297   $131,277   $119,372
Ratio of expenses to
  average net assets.......     0.65%     0.59%      0.58%      0.58%      0.58%
Ratio of net investment
  income (loss) to
  average net assets.......     0.70%     0.63%      1.26%      3.50%      5.79%
Portfolio turnover rate....       ---       ---        ---        ---        ---
================================================================================

================================================================================
SERIES N (MANAGED ASSET ALLOCATION SERIES)
--------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED DECEMBER 31
                              --------------------------------------------------
                               2004      2003       2002       2001       2000
                               ----      ----       ----       ----       ----
PER SHARE DATA
NET ASSET VALUE
  BEGINNING OF PERIOD......   $14.40    $11.80     $13.63     $16.08     $16.94

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment
  income (loss)............     0.27      0.23       0.30       0.33       0.39
Net gain (loss)
  on securities
  (realized & unrealized)..     1.27      2.59      (1.59)     (1.10)     (0.52)
                               -----     -----      -----      -----      -----
Total from investment
  operations...............     1.54      2.82      (1.29)     (0.77)     (0.13)

LESS DISTRIBUTIONS:

Dividends (from net
  investment income).......    (0.08)    (0.22)     (0.54)     (0.44)     (0.04)
Distributions
  (from capital gains).....      ---       ---        ---      (1.24)     (0.69)
                               -----     -----      -----      -----      -----
Total distributions........    (0.08)    (0.22)     (0.54)     (1.68)     (0.73)
                               -----     -----      -----      -----      -----
NET ASSET VALUE
  END OF PERIOD............   $15.86    $14.40     $11.80     $13.63     $16.08
                               =====     =====      =====      =====      =====
TOTAL RETURN (A)...........    10.72%    23.90%    (9.63)%    (5.08)%    (0.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of
  period (thousands).......   $93,087   $86,383    $67,762    $87,348    $88,581
Ratio of expenses to
  average net assets.......     1.39%     1.23%      1.26%      1.25%      1.25%
Ratio of net investment
  income (loss) to
  average net assets.......     1.75%     1.86%      2.22%      2.34%      2.31%
Portfolio turnover rate....       79%       98%       116%        98%        44%
================================================================================

(a)  Total return does not take into account any of the expenses associated with an investment in variable  insurance  products  offered by Security Benefit
     Life Insurance  Company or its affiliated life insurance  company.  If such expenses  were  reflected,  the total  return  would be lower.  Shares of a series  of SBL  Fund  are  available  only  through  the  purchase  of such products.

APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

The types of  instruments  that will form the major  part of Series  C's  (Money
Market Series) investments are described below:

U.S.  GOVERNMENT  SECURITIES -- Federal agency  securities are debt  obligations which principally result from lending programs of the U.S.  Government.  Housing and agriculture have traditionally  been the principal  beneficiaries of federal credit  programs,  and agencies  involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S.  Treasury;  others are supported by the right of the issuer to borrow from the  Treasury;  others,  such as those of the
Federal  National  Mortgage  Association,  are  supported  by the  discretionary authority of the U.S.  Government  to purchase the agency's  obligations;  still others such as those of the Student Loan  Marketing  Association,  are supported only by the credit of the instrumentality.

U.S.  Treasury  bills are issued with  maturities  of any period up to one year.
Three-month  bills are currently  offered by the Treasury on a 13-week cycle and are auctioned  each week by the  Treasury.  Bills are issued in bearer form only and are sold only on a discount basis,  and the difference  between the purchase price  and the  maturity  value  (or the  resale  price if they are sold  before maturity) constitutes the interest income for the investor.

CERTIFICATES  OF DEPOSIT -- A  certificate  of deposit is a  negotiable  receipt issued by a bank or savings and loan  association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term  notes  issued in bearer form by large  well-known  corporations  and finance companies.  Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit  arrangement  designed to enable  businesses  to obtain  funds to finance commercial  transactions.  Generally,  an  acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted" by a bank that, in effect, unconditionally  guarantees  to pay the  face  value  of the  instrument  on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime  rating is the  highest  commercial  paper  rating  assigned  by Moody's
Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote  relative  strength  within this  highest classification. Among the factors considered by Moody's in assigning ratings are the  following:  (1)  evaluation of the  management of the issuer;  (2) economic
evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of
speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)
liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such obligations.

Commercial  paper  rated "A" by  Standard & Poor's  Corporation  ("S&P") has the
highest  rating and is  regarded  as having  the  greatest  capacity  for timely payment.  Commercial  paper rated A-1 by S&P has the following  characteristics:
(1)  liquidity  ratios are  adequate to meet cash  requirements;  (2)  long-term senior  debt is rated "A" or  better;  (3) the issuer has access to at least two additional  channels  of  borrowing;  (4) basic  earnings  and cash flow have an upward trend with allowance made for unusual circumstances;  (5) typically,  the issuer's  industry  is well  established  and the issuer  has a strong  position within the  industry;  and (6) the  reliability  and quality of  management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL-- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

The Fund's  prospectus  is to be used with the  applicable  variable  annuity or variable life insurance product prospectus.  Series C and Series N correspond to the SBL Money Market and SBL Managed Asset  Allocations  subaccounts  offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Fund's   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Fund's toll-free  telephone  number  listed above.  The Fund's  Statement of Additional
Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                            SBL Fund        811-02753